MASSMUTUAL PREMIER FUNDS

Supplement dated April 21, 2006 to the

Prospectus dated March 1, 2006

        This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus. This supplement replaces any previous supplements.

OppenheimerFunds, Inc. (“OFI”) currently serves as the Sub-Adviser to the Core Growth Fund and the Value Fund pursuant to Interim Investment Sub-Advisory Agreements dated January 27, 2006 that were approved by the Funds’ Board of Trustees. On February 23, 2006, the Board of Trustees approved Final Investment Sub-Advisory Agreements for the Funds with OFI Institutional Asset Management, Inc. (“OFI Institutional”), an affiliate of OFI. The Final Investment Sub-Advisory Agreements need to be approved by the shareholders of each Fund within 150 days after January 27th.

On February 23, 2006, the Board of Trustees also approved with respect to the Mid-Cap Value Fund, the Small Capitalization Value Fund and the Small Company Opportunities Fund, a change in Sub-Adviser from Babson Capital Management LLC (“Babson Capital”) to OFI Institutional. The Board of Trustees approved both Interim and Final Investment Sub-Advisory Agreements with OFI Institutional for these Funds. The change occurred and the Interim Investment Sub-Advisory Agreements took effect on April 1, 2006 when the current Babson Capital portfolio managers of these Funds became employees of OFI Institutional. This change did not result in any changes to the investment strategy, investment process or risks for these Funds. The Final Investment Sub-Advisory Agreements will need to be approved by the shareholders of each Fund within 150 days after April 1st.

        Effective April 1, 2006, the following information replaces the information found under About the Investment Adviser and Sub-Advisers relating to Babson Capital as being a Sub-Adviser to the Mid-Cap Value Fund, the Small Capitalization Value Fund and the Small Company Opportunities Fund:

OFI Institutional Asset Management, Inc. (“OFI Institutional”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281, manages the investments of the Mid-Cap Value Fund, Small Capitalization Value Fund and Small Company Opportunities Fund. OFI Institutional is a wholly owned subsidiary of OFI. OFI Institutional is the division of OFI dedicated exclusively to offering the investment capabilities to institutional plan sponsors. As of December 31, 2005, OFI Institutional had approximately $5.2 billion in assets under management.

Christopher M. Crooks

is a portfolio manager of the Small Company Opportunities Fund. Mr. Crooks, a Vice President and Managing Director of OFI Institutional, is a Chartered Financial Analyst with more than 12 years of investment experience. Prior to joining OFI Institutional in April 2006, Mr. Crooks was a Managing Director and portfolio manager at Babson Capital since 2003. Previously, he was a Managing Director at Commerce Capital Markets where he worked as an analyst.

Steven A. Dray

is a portfolio manager of the Small Company Opportunities Fund. Mr. Dray, a Vice President and Managing Director of OFI Institutional, is a Chartered Financial Analyst with over ten years of investment experience. Prior to joining OFI Institutional in April 2006, Mr. Dray was a Managing Director and portfolio manager at Babson Capital since 2001. Previously, he was with Strong Capital Management for five years where he worked as an analyst and then as an associate portfolio manager.

Daniel J. Goldfarb

is a portfolio manager of the Small Company Opportunities Fund. Mr. Goldfarb, a Vice President and Managing Director of OFI Institutional, is a Chartered Financial Analyst with more than 19 years of investment experience. Prior to joining OFI Institutional in April 2006, Mr. Goldfarb was a Managing Director and portfolio manager at Babson Capital since 1995. Previously, he served as a research analyst with Wilmington Trust.

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Marilyn Mendel Han

is a co-portfolio manager of the Small Capitalization Value Fund, along with Mr. James and Ms. Prasad. Ms. Mendel Han, a Vice President and Managing Director of OFI Institutional, has over 19 years of industry experience. Prior to joining OFI Institutional in April 2006, Ms. Mendel Han was a Managing Director and portfolio manager at Babson Capital since 1994. Previously, she served as an investment banker at Bear Stearns, a sales and trading associate at Chemical Bank, and a financial planning analyst at Morgan Stanley.

Lance F. James

is a co-portfolio manager of the Small Capitalization Value Fund, along with Ms. Mendel Han and Ms. Prasad, and of the Mid-Cap Value Fund, along with Mr. Kylander. Mr. James, a Vice President and Managing Director at OFI Institutional, has over 24 years of investment experience. Prior to joining OFI Institutional in April 2006, Mr. James was a Managing Director and portfolio manager at Babson Capital since 1986. Previously, he spent time at Rockwell International Corporation, EBF Associates of Boston and later at Hewitt Associates.

Stephen E. Kylander

is a co-portfolio manager of the Mid-Cap Value Fund, along with Mr. James. Mr. Kylander, a Vice President and Managing Director at OFI Institutional, has over 17 years of industry experience. Prior to joining OFI Institutional in April 2006, Mr. Kylander was a Managing Director and portfolio manager at Babson Capital since 1999. Previously, he spent time at The Yarmouth Group, LEK Consulting Group and The First Boston Corporation.

Mitali Prasad

is a co-portfolio manager of the Small Capitalization Value Fund, along with Mr. James and Ms. Mendel Han. Ms. Prasad, a Vice President and Managing Director of OFI Institutional, is a Chartered Financial Analyst with over 12 years of industry experience. Prior to joining OFI Institutional in April 2006, Ms. Prasad was a Managing Director and portfolio manager at Babson Capital since 1994.

The following information replaces similar information found beginning in the second paragraph under “Compensation to Intermediaries” in the Section titled About the Classes of Shares – Multiple Class Information:

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another.

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You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-06-02

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MASSMUTUAL PREMIER FUNDS

Supplement dated April 21, 2006 to the

Statement of Additional Information dated March 1, 2006

This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information.

OppenheimerFunds, Inc. (“OFI”) currently serves as the Sub-Adviser to the Core Growth Fund and the Value Fund pursuant to Interim Investment Sub-Advisory Agreements dated January 27, 2006 that were approved by the Funds’ Board of Trustees. On February 23, 2006, the Board of Trustees approved Final Investment Sub-Advisory Agreements for the Funds with OFI Institutional Asset Management, Inc. (“OFI Institutional”), an affiliate of OFI. The Final Investment Sub-Advisory Agreements need to be approved by the shareholders of each Fund within 150 days after January 27th.

On February 23, 2006, the Board of Trustees also approved with respect to the Mid-Cap Value Fund, the Small Capitalization Value Fund and the Small Company Opportunities Fund, a change in Sub-Adviser from Babson Capital Management LLC (“Babson Capital”) to OFI Institutional. The Board of Trustees approved both Interim and Final Investment Sub-Advisory Agreements with OFI Institutional for these Funds. The change occurred and the Interim Investment Sub-Advisory Agreements took effect on April 1, 2006 when the current Babson Capital portfolio managers of these Funds became employees of OFI Institutional. This change did not result in any changes to the investment strategy, investment process or risks for these Funds. The Final Investment Sub-Advisory Agreements will need to be approved by the shareholders of each Fund within 150 days after April 1st.

Effective April 1, 2006, the following information replaces similar information for the Mid-Cap Value Fund, Small Capitalization Value Fund and Small Company Opportunities Fund on page 3 in the section entitled General Information:

The investment sub-adviser for the Mid-Cap Value Fund, Small Capitalization Value Fund and Small Company Opportunities Fund is OFI Institutional Asset Management, Inc. (“OFI Institutional”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281.

Effective April 1, 2006, the following information replaces similar information found on page 23 in the section entitled Portfolio Management:

Babson Capital, Baring, OFI and OFI Institutional use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of Babson Capital, Baring, OFI or OFI Institutional.

Effective April 1, 2006, the following information supplements the information found on page 40 in the section entitled Affiliated Investment Sub-Advisers:

OFI Institutional is a wholly-owned subsidiary of OFI.

Effective April 1, 2006, the following information replaces similar information found on page 40 in the section entitled Affiliated Investment Sub-Advisers:

MassMutual will pay OFI Institutional a sub-advisory fee equal to an annual rate of .40% for the first $1 billion of the average daily net assets and .30% of the average daily net assets over $1 billion of the Small Company Opportunities Fund, .40% of the average daily net assets of the Small Capitalization Value Fund and .40% of the average daily net assets of the Mid-Cap Value Fund.

Effective April 1, 2006, the following information replaces similar information found on page 44 in the section entitled Affiliated Investment Sub-Advisers:

Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual, Babson Capital, Baring, OFI or OFI Institutional acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust’s management that such execution advantage and the desirability of retaining MassMutual, Babson Capital, Baring, OFI and OFI Institutional as Adviser and as investment sub-advisers, respectively, of the Funds outweighs the disadvantages, if any, which might result from this procedure.

Effective April 1, 2006, the following information replaces similar information found on page 49 in the section entitled Codes of Ethics:

The Trust, MassMutual, the Distributor, Babson Capital, Baring, OFI and OFI Institutional have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

Effective April 1, 2006, the following information supplements the information beginning on page 64 in the section entitled Appendix B—Proxy Voting Policies:

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(as of April 1, 2006)

These Proxy Voting Policies and Procedures, which include the attached “Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OFI Institutional Asset Management, Inc. and its subsidiary, Trinity Investment Management Corp. (together “OFII”) in voting portfolio proxies relating to securities held by its clients, including registered investment companies sub-advised by OFII .

A. Accounts and Funds for which OFII has Proxy Voting Responsibility

Separate Accounts. OFII provides separate account investment advisory services to individuals, trusts, pension plans, insurance companies, public funds, foundations, endowments, and corporations (“Accounts”). Unless otherwise specifically provided in the agreement between OFII and its clients, OFII is responsible for evaluating and voting on all proxy proposals.

Sub-Advised Funds. OFII also serves as an investment sub-adviser for a number of registered investment companies (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFII and many of those Sub-Advised Funds’ managers, OFII is responsible for proxy voting of the portfolio proxies held by those Sub-Advised Funds.

B. Proxy Voting Committee

OFII has an internal proxy voting committee (the “Committee”) which among other things, provides oversight of OFII’s proxy voting process to ensure that OFII meets its regulatory and corporate governance obligations for voting of portfolio proxies.

C. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFII owes a fiduciary duty to its Accounts and Sub-Advised Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Accounts and Sub-Advised Funds and their shareholders. In this regard, OFII seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFII generally votes portfolio proxies in a uniform manner and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFII generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held in its Accounts and Sub-Advised Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFII’s primary consideration is the economic interests of its Accounts and Sub-Advised Funds and their shareholders.

2. Proxy Voting Agent

On behalf of the Accounts and Sub-Advised Funds, OFII may retain an independent, third party proxy voting agent to assist OFII in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines.

3. Material Conflicts of Interest

OFII votes portfolio proxies without regard to any other business relationship between OFII (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFII must identify material conflicts of interest that may arise between the interests of its Accounts and Sub-Advised Funds and their shareholders and OFII, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFII or any of its affiliates (together “OFII”), on the other, including, but not limited to, the following relationships:

•	OFII provides significant investment advisory or other services to a company whose management is soliciting proxies or OFII is seeking to provide such services;

•	an officer of OFII serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFII;

•	OFII serves as an investment adviser to the pension or other investment account of the portfolio company or OFII is seeking to serve in that capacity; or

•	OFII and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFII a loss of revenue or other benefit.

OFII and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFII’s voting of portfolio proxies. To minimize this possibility, OFII and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFII will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFII on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFII on how to vote, OFII will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFII has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFII may retain an independent fiduciary to advise OFII on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFII to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by its Accounts or Sub-Advised Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFII from selling the shares of the foreign security for a period of time if OFII votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFII, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFII may determine not to vote such securities. If OFII determines to vote a portfolio proxy and during the “share-blocking period” OFII would like to sell an affected foreign security for one or more of its Accounts or Sub-Advised Funds, OFII, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5. Securities Lending Programs

The Accounts and Sub-Advised Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Account) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Account or Sub-Advised Fund.

If an Account or Sub-Advised Fund participates in a securities lending program, OFII will attempt to recall the Account’s or Sub-Advised Fund’s portfolio securities on loan and vote proxies relating to such securities if OFII determines that the votes involve matters that would have a material effect on the Account’s or Sub-Advised Fund’s investment in such loaned securities.

D. Recordkeeping

OFII will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFII’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFII to such requests; and

•	Any written materials prepared by OFII that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary.

F. Proxy Voting Guidelines

The Guidelines adopted by OFII are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFII has most frequently encountered in the past several years.

APPENDIX A

OFI Institutional Asset Management Inc. Proxy Voting Guidelines

1.	OPERATIONAL ITEMS

1.1	Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2	Amend Minor Bylaws.
•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3	Change Company Name.
•	Vote WITH Management

1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent.
•	Fees for non-audit services are excessive.
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
•	Composition of the board and key board committees
•	Attendance at board meetings
•	Corporate governance provisions and takeover activity
•	Long-term company performance relative to a market index
•	Directors’ investment in the company
•	Whether the chairman is also serving as CEO
•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.
•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.
•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.
•	Enacted egregious corporate governance policies or failed to replace management as appropriate.
•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.
•	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board
•	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):
•	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.
•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFII will not recommend a WITHHOLD vote.

2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.

2.5	Require Majority Vote for Approval of Directors
•	Vote AGAINST proposal to require majority vote approval for election of directors

2.6	Director and Officer Indemnification and Liability Protection
•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.
•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.
•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)
•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
•	Two-thirds independent board
•	All-independent key committees
•	Established governance guidelines
•	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees
•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.
•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access
•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12	Stock Ownership Requirements
•	Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
•	Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

2.13	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFII views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
•	Long-term financial performance of the target company relative to its industry
•	Management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
•	Stock ownership position

3.2	Reimbursing Proxy Solicitation Expenses
•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFII recommends in favor of the dissidents, OFII also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting
•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.
•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee
•	Vote WITH Management

4.7	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR proposals to lower supermajority vote requirements.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Non-completion risk

5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest

5.4	Bundled Proposals
•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	Dilution to existing shareholders’ position
•	Terms of the offer

•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.
•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)
•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:
•	Offer price/premium
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interests
•	Other alternatives/offers considered
•	Non-completion risk

5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed
•	Percentage of ownership
•	Financial and strategic benefits
•	Governance structure
•	Conflicts of interest
•	Other alternatives
•	Non-completion risk

5.10	Liquidations
•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price (premium or discount)
•	Fairness opinion
•	How the deal was negotiated

•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest

5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest

5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure

5.14	Value Maximization Proposals
•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, when appropriate consideration is given to ISS “transfer-of-wealth” analysis. (See section 8.5)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5	Preemptive Rights
•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.
•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)
•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)
•	OFII will consider these proposals on a CASE-BY-CASE basis. Generally, OFII will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization
•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
•	More simplified capital structure
•	Enhanced liquidity
•	Fairness of conversion terms
•	Impact on voting power and dividends
•	Reasons for the reclassification
•	Conflicts of interest
•	Other alternatives considered

7.9	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs
•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11	Stock Distributions: Splits and Dividends
•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock
•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•	In general, OFII considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFII analyzes stock option plans, paying particular attention to their dilutive effect. While OFII generally supports management proposals, OFII opposes compensation proposals that OFII believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.
•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFII considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

8.3	Bonus for Retiring Director
•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
•	Consider on a CASE-BY-CASE basis. In general, OFII considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFII believe the proposal is excessive.

In casting its vote, OFII may review the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
•	Vote FOR plans which do not

8.6	Director Retirement Plans
•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.
•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

8.8	Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85% of fair market value
•	Offering period is 27 months or less
•	The number of shares allocated to the plan is 10% or less of the outstanding shares
•	Votes AGAINST employee stock purchase plans where any of the following apply:
•	Purchase price is at least 85% of fair market value
•	Offering period is greater than 27 months
•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote WITH MANAGEMENT

8.12	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13	Shareholder Proposals Regarding Executive and Director Pay
•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.
•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

8.14	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or
•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15	Golden Parachutes and Executive Severance Agreements
•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control management
•	The amount should not exceed three times base salary plus guaranteed benefits

8.16	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.17	Supplemental Executive Retirement Plans (SERPs)
•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFII believes the issues do not primarily involve financial considerations and OFII ABSTAINS from voting on those issues.

Effective April 1, 2006, the following information supplements the information beginning on page 103 in the section entitled Appendix C—Additional Portfolio Manager Information:

OFI Institutional Asset Management, Inc.

“Other Accounts Managed” as of 12-31-05 (when each of the portfolio managers listed below was an employee of Babson Capital Management LLC)

•	The table below reflects assets managed by the following:

Lance James

Marilyn Mendel Han

Mitali Prasad

Stephen Kylander

	Assets	# Accounts
Registered Investment Cos	$533,702,346	3
Other Commingled Funds	$1,032,455	1
Other Accounts	$348,831,352	10
Total	$883,566,153	14

•	The table below reflects assets managed by the following:

Daniel Goldfarb

Steven Dray

	Assets	# Accounts
Registered Investment Cos	$1,414,527,640	20
Other Commingled Funds	$75,548,556	1
Other Accounts	$784,218,520	38
Total	$2,274,294,716	59

•	The table below reflects assets managed by the following:

Christopher Crooks

	Assets	# Accounts
Registered Investment Cos	$1,251,132,973	7
Other Commingled Funds		0
Other Accounts	$351,598,438	28
Total	$1,602,731,410	35

Compensation of the Portfolio Managers

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	OFI Institutional	A base salary is paid to Portfolio Managers.

Bonus	OFI Institutional	An annual discretionary bonus is
determined by senior
management of OFI Institutional
and is based on a number of
factors, including short, medium
and long term investment
performance against appropriate
benchmarks. Other factors
considered include management
quality (such as style
consistency, risk management,
sector coverage, team leadership
and coaching) and
organizational development.

Deferred Compensation	OFI Institutional	Portfolio Managers are eligible to participate in a deferred compensation plan.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	OFI Institutional	This consists of long-term awards of options and appreciation rights in regard to the common stock of OFI Institutional’s holding company parent.

Conflicts of Interest

The Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, a Fund’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between a Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OFI Institutional have the same management fee. If the management fee structure of another fund or account is more advantageous to OFI Institutional than the fee structure of the Fund, OFI Institutional could have an incentive to favor the other fund or account. OFI Institutional’s compliance procedures and Code of Ethics, however, recognize OFI Institutional’s fiduciary obligation to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Funds, or he may manage funds or accounts with different investment objectives and strategies.

Ownership of Securities

The Portfolio Managers do not own any shares of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-06-01